Exhibit 10.5

July 29, 2016

FinTech Acquisition Corp.

712 Fifth Avenue

12th Floor

New York, New York 10019

Ladies and Gentlemen:

This letter (“Letter Agreement”), by and among FinTech Acquisition Corp., a Delaware corporation (the “Company”), certain former stockholders of FTS Holding Corporation, a Delaware corporation (“FTS”), identified on Exhibit A-1 hereto, who immediately following the Merger (as defined below) are stockholders of the Company (the “FTS Stockholders”), and certain other stockholders of the Company identified on Exhibit A-2 hereto (the “Founding Stockholders” and, together with the FTS Stockholders, the “Stockholders”), is being delivered in accordance with the Agreement and Plan of Merger, dated March 7, 2016 (the “Merger Agreement”), by and among the Company, FinTech Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and FTS Holding Corporation, a Delaware corporation (“FTS”). Pursuant to the Merger Agreement, FTS will be merged with and into Merger Sub (the “Merger”) and, in connection with and upon closing of the Merger, the stockholders of FTS shall receive as partial consideration in the Merger shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Exhibits A-1 and A-2 hereto set forth the units and/or shares of Common Stock held by each of the Stockholders immediately following closing of the Merger (the “Shares”); provided, however, that the term “Shares” with respect to Cantor Fitzgerald & Co. (“Cantor”) shall only include the 100,000 units purchased by Cantor in the private placement that occurred simultaneous with the Company’s initial public offering. For the purposes of this Letter Agreement, the term “Shares” shall also be deemed to include any Shares that a Stockholder acquires pursuant and in accordance with Section 2 hereof.

Each undersigned Stockholder hereby agrees as follows:

1.  From the date hereof until the earlier of (A) 180 days following the date hereof or (B) the consummation of the Follow-On Offering (as such term is defined in the registration rights agreement (the “Registration Rights Agreement”), dated as the date hereof, by and among the Company, FTVENTURES III, L.P., FTVENTURES III-N, L.P., FTVENTURES III-T, L.P. and the other stockholders of FTS signatory thereto (the “Lock-Up Period”), none of the undersigned Stockholders shall (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder with respect to the Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of Shares, whether any such transaction is to be settled by delivery of Shares or other securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in the immediately preceding subsections (i) or (ii); provided, however, that this Section 1 shall not apply to Shares transferred in accordance with the Contingent Sale and Assignment of Economic Interest Agreement dated February 12, 2014 between Cohen Sponsor Interests, LLC and Ithan Creek Master Investors (Cayman) L.P. or Shares transferred in accordance with the limited liability company agreement of FinTech Investor Holdings, LLC as in effect on the date of the Merger Agreement.

2. Notwithstanding the provisions contained in paragraph 1 hereof, each of the undersigned Stockholders may transfer Shares (a) to the Company’s officers and directors, (b) to an immediate family member or charitable organization or a trust formed for the benefit of an immediate family member or charitable organization, (c) by bona fide gift, will, intestacy or by virtue of laws of descent and distribution upon the death of such Stockholder, (d) pursuant to a qualified domestic relations order, (e) if such Stockholder is a trust, to a trustor or beneficiary of the trust, (f) if such Stockholder is not a natural person, by virtue of the laws of its jurisdiction of formation upon the dissolution of such Stockholder, (g) in a distribution to partners (direct or indirect), members or shareholders of the Stockholder, (h) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interest of which are held by the Stockholder or the immediate family members of the Stockholder in a transaction not involving a disposition for value, (i) to any affiliate (as defined in Rule 405 of the Securities Act) of Cantor, (j) in the event of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property or (k) in the event of a consolidation, merger or other similar transaction in which the Company is the surviving entity that results in the directors and officers of the Company ceasing to comprise a majority of the Company’s board of directors (in the case of directors) or management (in the case of officers) of the surviving entity; provided, however, that, in the case of clauses (a) through (k), these transferees shall enter into a written agreement with the Company agreeing to be bound by the transfer restrictions set forth herein. For the avoidance of doubt, the undersigned Stockholders will be permitted to sell their Shares in certain registered offerings commenced by the Company on the terms and pursuant to the conditions set forth in the Merger Agreement and Registration Rights Agreement.

3. Subject to the limitations described herein, each of the undersigned Stockholders shall retain his, her or its respective rights as a security holder with respect to his, her or its Shares during the Lock-Up Period including, without limitation, the right to vote the Shares.

4. During the Lock-Up Period, all dividends and distributions payable in cash with respect to the Shares shall be paid, as applicable, to each of the undersigned Stockholders, but all dividends and distributions payable in Common Stock or other equity or securities convertible into equity shall become subject to restrictions on transfer under this Letter Agreement until the end of the Lock-up Period.

5. Each of the undersigned Stockholders represents and warrants, severally and not jointly, that he, she or it has the full right and power, or complete corporate or equivalent organizational authority, as applicable, without violating any agreement to which such Stockholder is bound, to enter into and perform his, her or its obligations under this Letter Agreement.

6. Each of the Founding Stockholders hereby agrees not to exercise any of his, her or its registration rights under that certain Registration Rights Agreement with the Company, dated February 12, 2015 (the “Founders’ Registration Rights Agreement”), until the earlier of (i) the consummation of the Follow-On Offering and (ii) the date the FTV Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is declared effective by the Commission. Each of the Founding Stockholders hereby agrees not to exercise any of his, her or its rights under the Founders’ Registration Rights Agreement to participate in the Follow-On Offering or in any offering of securities pursuant to the FTV Shelf Registration Statement.

7. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by each of the parties hereto.

8. No party may assign either this Letter Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written consent of the Company. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on each undersigned party and each of such undersigned party’s, as applicable, heirs, personal representatives, successors and assigns.

9. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts entered into within the borders of such state and without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in United States District Court for the District of Delaware or any Delaware State court, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

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10. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Letter Agreement by any party hereto and, accordingly, that this Letter Agreement shall be specifically enforceable, and that any breach of this Letter Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Letter Agreement were not carried out in accordance with the terms and conditions hereof.

11. In the event that any provision of this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby

12. Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, electronic or facsimile transmission.

13. This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Letter Agreement may be executed by facsimile signature or by other electronic means, which shall be accepted as if they were original execution signatures.

14. This Letter Agreement shall terminate on the later of (i) the consummation of the Follow-On Offering and (ii) the date the FTV Shelf Registration Statement is declared effective by the Commission; provided that, for the purposes of clarity, the restrictions and other provisions set forth in Section 1 and Section 4 shall terminate upon the expiration of the Lock-Up Period.

[Signature page follows]

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Sincerely,

FINTECH ACQUISITION CORP.
a Delaware corporation

By:	/s/ Daniel Cohen
Name:	Daniel Cohen
Title:	Chief Executive Officer and President

[Letter Agreement]

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FTS STOCKHOLDERS:

FTVENTURES III, L.P.

By:	FTVentures Management III, LLC
Its:	General Partner

By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

FTVENTURES III-N, L.P.

By:	FTVentures Management III, LLC
Its:	General Partner

By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

FTVENTURES III-T, L.P.

By:	FTVentures Management III, LLC
Its:	General Partner

By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

[Letter Agreement]

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CANTOR FITZGERALD & CO.

/s/ Nils Horning
Name:	Nils Horning
Title:	Vice President

[Letter Agreement]

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FOUNDING STOCKHOLDERS:

DGC FAMILY FINTECH TRUST

/s/ Daniel Cohen
Name:	Daniel Cohen
Title:

FINTECH INVESTOR HOLDINGS, LLC

/s/ Daniel Cohen
Name:	Daniel Cohen
Title:	Authorized Person

COHEN SPONSOR INTERESTS, LLC

/s/ Daniel Cohen
Name:	Daniel Cohen
Title:	Authorized Person

[Letter Agreement]

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/s/ Betsy Z. Cohen
Betsy Z. Cohen

/s/ Daniel G. Cohen
Daniel G. Cohen

Walter Beach

William Lamb

Frank Mastrangelo

James J. McEntee, III

Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

Walter Beach

William Lamb

Frank Mastrangelo

/s/ James J. McEntee, III
James J. McEntee, III

Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

/s/ Walter Beach
Walter Beach

William Lamb

Frank Mastrangelo

James J. McEntee, III

Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

Walter Beach

/s/ William Lamb
William Lamb

Frank Mastrangelo

James J. McEntee, III

Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

Walter Beach

William Lamb

/s/ Frank Mastrangelo
Frank Mastrangelo

James J. McEntee, III

Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

Walter Beach

William Lamb

Frank Mastrangelo

James J. McEntee, III

/s/ Shami Patel
Shami Patel

Alan Joseph Ferraro

[Letter Agreement]

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Betsy Z. Cohen

Daniel G. Cohen

Walter Beach

William Lamb

Frank Mastrangelo

James J. McEntee, III

Shami Patel

/s/ Alan Joseph Ferraro
Alan Joseph Ferraro

[Letter Agreement]

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PALESTRA CAPITAL MASTER FUND LP

/s/ Jeremy schiffman
By:	Jeremy schiffman
Title:	Managing Partner

[Letter Agreement]

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/s/ BRIAN SHANAHAN
BRIAN SHANAHAN

[Letter Agreement]

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MKY INVESTMENTS, LLC

By:	/s/ Laith Yaldoo
Name:	Laith Yaldoo
Title:	Member

[Letter Agreement]

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/s/ JEFFREY SHANAHAN
JEFFREY SHANAHAN

[Letter Agreement]

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/s/ TIM HUTTEGER
TIM HUTTEGER

[Letter Agreement]

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/s/ ASHLEY HUTTEGER
ASHLEY HUTTEGER

[Letter Agreement]

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/s/ PATRICK SHANAHAN
PATRICK SHANAHAN

[Letter Agreement]

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/s/ KEVIN GAINER
KEVIN GAINER

[Letter Agreement]

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THE SDAO FAMILY GRANTOR RETAINED ANNUITY TRUST

By:
Name:
Title:

[Letter Agreement]

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SDAO FAMILY II, LLC

By:
Name:
Title:

[Letter Agreement]

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/s/ RUSH TAGGART
RUSH TAGGART

[Letter Agreement]

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/s/ ROBERT NATHAN
ROBERT NATHAN

[Letter Agreement]

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/s/ RENEE HRITZ
RENEE HRITZ

[Letter Agreement]

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/s/ RANDY LANGLOIS
RANDY LANGLOIS

[Letter Agreement]

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/s/ LINDA INTAGLIATA
LINDA INTAGLIATA

[Letter Agreement]

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/s/ KEVIN MCGUIRE
KEVIN MCGUIRE

[Letter Agreement]

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/s/ KELLY ARMSTRONG
KELLY ARMSTRONG

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/s/ JOHN KATOULA
JOHN KATOULA

[Letter Agreement]

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/s/ JOHN J. CAUFIELD
JOHN J. CAUFIELD

[Letter Agreement]

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J&R MOHR LIMITED PARTNERSHIP

By:	/s/ GREGORY A. MOHR
Name:	GREGORY A. MOHR
Title:	GENERAL PARTNER

[Letter Agreement]

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/s/ RYAN GILDERSLEEVE
RYAN GILDERSLEEVE

[Letter Agreement]

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/s/ ERIC ODEGARD
ERIC ODEGARD

[Letter Agreement]

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By:
ALEX CHAPMAN

[Letter Agreement]

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/s/ ADAM MOSS
ADAM MOSS

[Letter Agreement]

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